THE WWW FUNDS
[LOGO]



ANNUAL REPORT
JUNE 30, 2002






CONTENTS

Letter to the Shareholders_______________________________________________ 1
Financial Statements_____________________________________________________ 4
Financial Highlights_____________________________________________________ 8
WWW Global Internet Fund Schedule of Investments________________________ 10 WWW Internet Fund Schedule of Investments_______________________________ 12 Notes to Financial Statements___________________________________________ 16
Independent Auditors Report_____________________________________________ 23

LETTER TO THE SHAREHOLDERS
================================================================================

Fellow Shareholders:

The stock markets lost value across the board during the 12 months ended June 30, 2002. The Technology and Internet sectors were especially vulnerable as evidenced by the Interactive Week Internet Index falling -56.6% for the period. The performance of The WWW Funds closely tracked this index turning in equally poor results: the WWW Internet posted a loss at fiscal-year end of -59.1% and the WWW Global Internet Fund posted a loss of -47.1% over the same period.

Clearly, the horrid events of September 11 sobered any optimism for a V-shaped recovery, even though we had a "patriotic rally" that lifted the markets from their lows. The facts are that the combined tax and interest rate cuts failed to work to successfully stimulate the US economy. They were offset by the near abandonment of capital spending and a general deterioration of business and consumer confidence. All sub-sectors of technology experienced severe revenue and earnings declines as a result, prompting analysts to further reduce earnings projections to now, unimaginable levels. Although we earlier anticipated some further weakness and positioned the portfolios into stocks that we believed were the strongest tech and internet stocks based on their balance sheets and forward prospects, the sell-off during the year ended June 30, 2002 pushed the WWW Internet Fund's NAV from $10.21 to $4.18 and the WWW Global Internet Fund's NAV from $5.67 to $3.00.

The impact of a slowing US economy has been felt around the world not just in the US. Companies continue to report weak trade and soft demand despite universal stimuli by central banks around the world to cut interest rates to sustain demand. WWW Global Internet Fund's better performance in 2002, compared to that of WWW Internet Fund was not indicative of a better global technology market, but rather resulted from WWW Global Internet Fund's move into a more defensive posture in May which curtailed its decline. This move was made because of rising concerns about weakness in the global economies as compared to the US. The WWW Internet Fund by contrast was strategically repositioned but maintained its tech exposure on the belief that certain sub-sectors in the US were showing signs of improvement. The decision proved to be a bad one when corporate wrongdoing surprised the markets causing stocks to further decline. Indeed at this juncture we cannot predict when the global economy and stock markets will recover from their present slump. Yet we are confident that as the US economy and corporate earnings recover, analysts will likely find their current projections to be too conservative and estimates will be raised, driving prices higher. This is usually the natural cycle of technology, albeit the current bear market correction is certainly a severe "peak to trough" event. Still the world is not abandoning technology nor the Internet forever. In time, a new cycle will begin.

Long-term performance data illustrate the point as is shown in the table below:


ANNUALIZED TOTAL RETURNS OVER ROLLING 3 YEAR PERIODS ENDED JUNE 30


-------------- ------------ ------------ ----------- -------------- ------------

                 07/99-       07/98-      07/97-       07/96-         07/95-
                 06/02        06/01       06/00        06/99          06/98

-------------- ------------ ------------ ----------- -------------- ------------
IIX Internet     -36.01       13.95        83.96       54.85          28.14
-------------- ------------ ------------ ----------- -------------- ------------
Nasdaq           -18.12        4.77        40.52       31.77          27.10
-------------- ------------ ------------ ----------- -------------- ------------

WWIFX            -39.42        4.69        58.54       41.14*          N/A

-------------- ------------ ------------ ----------- -------------- ------------
* FROM THE INCEPTION DATE (AUGUST 1, 1996) OF THE WWW INTERNET FUND

The above data is meant solely to provide perspective and not to imply or guarantee that future returns will be similar. We would advise our shareholders to adhere to the following basic investment principles:

(1) STAY THE COURSE. And don't be swept away by the avalanche of negative media that would have you stop investing in Technology and the Internet. During the bull market of the 1990s, it was difficult to persuade many investors not to over allocate in Tech. Now, with the savage decline of the sector, some investors feel compelled to go to the other extreme and abandon it altogether. We believe this would be a mistake as the data above illustrate. (2) DON'T TRY TO TIME THE MARKET. Use dollar-cost-averaging through an Automatic Investment Plan (AIP) as a way to invest in the sector through good times and bad. This method will lower your cost basis when the market is falling, allowing you to buy more shares at a lower price. (3) ASSESS YOUR TIME INVESTMENT HORIZON. Make sure that your time horizon to invest matches the investment vehicles you choose. Don't rely on, or plan to retire on, fast "get rich quick" returns. Instead, devise a strategy for above-average long-term returns. (4) DIVERSIFY. Never invest 100% of your money in any one sector or industry, but do allocate some money into sectors that can outperform over a full market cycle. (5) KEEP THE FAITH. Just as technology swung to unbelievable heights at Nasdaq 5500, now at Nasdaq 1350, it seems that we are at the opposite end of the extreme. Technology spending is tied to the overall health of the economy. As the economy recovers, we believe that corporate America will continue their plans to upgrade out-dated systems and to adapt Internet technologies for their innovation and cost efficiencies.

Thank you for entrusting your hard earned dollars to us. We will strive to make it grow by adhering to our long held investment discipline.

Sincerely,



/S/ LAWRENCE YORK
------------------
Lawrence York
Chairman

WWW INTERNET FUND PERFORMANCE

Growth of a $10,000 Investment from August 1, 1996 to June 30, 2002


AVERAGE ANNUAL TOTAL RETURNS

1 YEAR      5 YEAR       SINCE INCEPTION*

-59.06%     -11.56           -8.13%


*Inception date August 1, 1996.



S&P 500             NASDAQ              WWIFX

$16,869            $13,800              $6,056





WWW GLOBAL INTERNET FUND PERFORMANCE

Growth of a $10,000 Investment from December 1, 2000 to June 30, 2002


AVERAGE ANNUAL TOTAL RETURNS

1 YEAR          SINCE INCEPTION*

-47.09%            -53.31%


*Inception date December 1, 2000.



  EAFE              WWIFX

$7,784              $3,000


Performance data quoted for each Fund represents past performance and does not guarantee future results. Investment performance will fluctuate, and each Fund's shares may be worth more or less at redemption than original purchase cost. Figures include changes in share price, and reinvested dividends and capital gains distributions. Performance does not include 2% first year redemption fee. Waiver of fees and reimbursement of expenses by management may have had a material affect on returns. Due to recent market volatility, current performance may be more or less than the figures shown. The above performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FINANCIAL STATEMENTS





STATEMENTS OF ASSETS AND LIABILITIES
As of June 30, 2002
================================================================================
                                                       WWW
                                                       GLOBAL         WWW
                                                       INTERNET       INTERNET
                                                       FUND           FUND
--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value
(cost $302,242 and $14,063,398, respectively)      $    282,714    $  8,438,519
Cash                                                     33,600               2
Receivable from securities sold                            --           517,175
Receivable from fund shares sold                           --             3,050
Receivable from dividends and interest                      159             188
Receivable from adviser                                   5,390            --
Receivable from affiliated fund                            --             5,099
Prepaid expenses                                           --               227
--------------------------------------------------------------------------------
TOTAL ASSETS                                            321,863       8,964,260
--------------------------------------------------------------------------------
LIABILITIES
Payable for securities purchased                           --            24,543
Payable for fund shares redeemed                          4,500          26,789
Payable for other accrued expenses                       18,725          69,230
Payable for investment advisory fees                       --               166
Payable for distribution fees                              --             9,337
Payable for administration fees                            --             1,500
Payable to affiliated fund                                5,099            --
Payable to custodian bank                                  --           101,600
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                        28,324         233,165
--------------------------------------------------------------------------------
NET ASSETS                                         $    293,539    $  8,731,095
================================================================================

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
Capital shares                                     $    592,926    $ 66,050,845
Accumulated net realized loss from
investment transactions                                (279,860)    (51,694,871)
Net unrealized depreciation on investments              (19,527)     (5,624,879)
--------------------------------------------------------------------------------
NET ASSETS                                         $    293,539    $  8,731,095
================================================================================

Net asset value, offering price and redemption
price per share                                    $       3.00    $       4.18
================================================================================
Fund shares outstanding                                  97,770       2,086,971
================================================================================



See notes to financial statements


STATEMENTS OF OPERATION
For the year ended June 30, 2002
================================================================================

                                                   WWW
                                                   GLOBAL            WWW
                                                   INTERNET          INTERNET
                                                   FUND              FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                        $        813      $      7,135
Interest                                                  326             7,105
Other income                                             --               5,283
--------------------------------------------------------------------------------
Total investment income                                 1,139            19,523
--------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                1,068            77,936
Distribution fees                                       1,068            77,936
Administration fees                                     3,618           263,916
Custody fees                                            5,094            28,789
Legal fees                                              5,533            46,079
Registration fees                                      20,000            30,000
Other expenses                                            791            60,239
                                                 ------------      ------------
Total expenses                                         37,172           584,895
Less advisory fees waiver                                (445)          (33,931)
Less expense reimbursement                             (7,093)          (10,227)
--------------------------------------------------------------------------------
Net Expenses                                           29,634           540,737
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                   (28,495)         (521,214)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized loss from investments                   (151,396)      (14,715,680)
Net realized gain from written options                   --              53,692
Net change in unrealized appreciation                  38,030         1,144,664
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                       (113,366)      (13,517,324)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
FROM OPERATIONS                                  $   (141,861)     $(14,038,538)
================================================================================


See notes to financial statements



STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                  WWW GLOBAL INTERNET
                                                         FUND                                WWW INTERNET FUND

                                                                From inception
                                                For the year     (December 1,
                                                ended June 30,   2000) through    For the year ended  For the year ended
                                                2002             June 30, 2001       June 30, 2002       June 30, 2001
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                      $ (28,495)   $  (3,417)      $ (521,214)        $ (1,256,609)
Net realized loss from investment transactions            (151,396)    (128,464)     (14,661,988)         (36,440,713)
Net change in unrealized appreciation/depreciation          38,030      (57,557)       1,144,664          (24,100,310)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations                (141,861)    (189,438)     (14,038,538)         (61,797,632)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                       --           --           --                 (7,326,244)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions                                 157,560      467,278       (2,714,345)          (7,617,760)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       15,699      277,840      (16,752,883)         (76,741,636)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                        277,840         --         25,483,978          102,225,614
-------------------------------------------------------------------------------------------------------------------------
End of period                                            $ 293,539    $ 277,840      $ 8,731,095         $ 25,483,978
=========================================================================================================================


See notes to financial statements




6                                                                                                                 7





FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------------------------------------
                                               WWW GLOBAL
                                              INTERNET FUND                            WWW INTERNET FUND

                                                         From
                                                       inception
                                           For the      (Dec. 1,      For the    For the    For the       For the    For the
                                             year         2000)        year       year        year         year        year
                                             ended       through      ended      ended       ended         ended       ended
                                            June 30,     June 30,    June 30,   June 30,    June 30,      June 30,    June 30,
                                             2002         2001         2002       2001        2000          1999       1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  5.67     $ 10.00      $ 10.21     $ 36.63     $  22.64     $ 10.95     $10.99
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                           (0.29)      (0.07)       (0.25)      (0.49)       (0.52)      (0.37)     (0.21)
Net realized and unrealized
gain (loss) on investments                    (2.38)      (4.26)       (5.78)     (22.98)       14.91       12.39       1.70
                                            ------------------------------------------------------------------------------------
Total from investment operations              (2.67)      (4.33)       (6.03)     (23.47)       14.39       12.02       1.49
                                            ------------------------------------------------------------------------------------
Less distributions from capital gains          --          --           --         (2.95)       (0.40)      (0.33)     (1.53)
                                            ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  3.00     $  5.67      $  4.18     $ 10.21     $  36.63     $ 22.64     $10.95
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                               (47.09%)    (43.30%)     (59.06%)    (67.19%)      63.56%     112.01%     15.96%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $   294     $   278      $ 8,731     $25,484     $102,226     $33,318     $2,628
Ratio of expenses to average net assets
before expenses reimbursement                 17.40%      23.61%*       3.75%       2.42%        2.51%       3.65%      5.10%
Ratio of expenses to average net assets
after expenses reimbursement                  13.87%       2.50%*       3.47%       2.42%        2.49%       2.50%      2.50%
Ratio of net investment income (loss)
to average net assets                        (16.87%)    (20.93%)*     (3.63%)     (2.25%)      (2.13%)     (3.07%)    (4.47%)
Ratio of net investment income (loss) to
average net assets net of reimbursement      (13.34%)     (1.88%)*     (3.34%)     (2.25%)      (2.11%)     (1.90%)    (1.89%)
Portfolio turnover rate                      190.51%     260.31%      268.13%     501.71%      229.28%      48.03%     70.52%


* Annualized
** Based on net asset value per share



See notes to financial statements


8                                                                                                                      9



WWW GLOBAL INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
As of June 30, 2002
================================================================================
                                                         Shares        Value

--------------------------------------------------------------------------------

COMMON STOCKS                             58.09%

BREWERY                                    1.70%
Anheuser-Busch Cos Inc**                                    100      $  5,000

DIVERSIFIED MANUFACTURER                   0.99%
General Electric Co                                         100         2,905

INDEX FUND-LARGE CAP                      26.87%
Diamonds Trust Series I**                                   300        27,759
Nasdaq-100 Index Tracking Stock**                         1,200        31,320
SPDR Trust Series(1)                                        200        19,792
                                                                     --------
                                                                       78,871

INDEX FUND-MID CAP                        11.66%
IShares S&P MidCap 400 Index Fund                           350        34,212

INDEX FUND-SMALL CAP                      11.70%
IShares S&P SmallCap 600 Index Fund                         300        34,350

OIL COMPANY                                1.39%
Exxon Mobil Corp                                            100         4,092

RETAIL-BUILDING PRODUCTS                   1.25%
Home Depot Inc                                              100         3,673

RETAIL-DISCOUNT                            1.87%
Wal-Mart Stores Inc                                         100         5,501

TRANSPORT-AIR FREIGHT                      0.66%
Airborne Inc                                                100         1,920
                                                                     --------

TOTAL COMMON STOCKS
(Cost $190,052)                                                       170,524
--------------------------------------------------------------------------------
See notes to financial statements


10


WWW GLOBAL INTERNET FUND -- Continued
SCHEDULE OF INVESTMENTS IN SECURITIES
As of June 30, 2002
================================================================================
                                                         Shares        Value

--------------------------------------------------------------------------------

MONEY MARKET FUNDS                        38.22%
US Bank Treasury Fund (Cost $112,190)                   112,190       112,190
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES           96.31%
(Cost $302,242)                                                       282,714
--------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES      3.69%                       10,825
--------------------------------------------------------------------------------
NET ASSETS                               100.00%                   $  293,539
================================================================================
**Non-dividend paying securities


See notes to financial statements




                                                                           11

WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
As of June 30, 2002
================================================================================
                                                         Shares/        Value
                                                          Unit
--------------------------------------------------------------------------------

COMMON STOCKS                             94.54%

AEROSPACE/DEFENSE                         11.01%
Alliant Techsystems Inc**                                 3,000      $191,400
DRS Technologies Inc**                                    3,000       128,250
Engineered Support Systems Inc                            3,000       156,900
Herley Industries Inc**                                   5,000       106,050
L-3 Communications Holdings Inc**                         4,000       216,000
Raytheon Company**                                        4,000       163,000
                                                                     --------
                                                                      961,600

BROADCAST SERVICE/PROGRAM                  1.15%
Liberty Media Corp-A**                                   10,000       100,000

E-Commerce/Products                        4.15%
Amazon.Com Inc**                                         10,000       162,500
iHigh.Inc (1)**                                           3,280       200,080
                                                                     --------
                                                                      362,580

E-SERVICES                                 2.64%
DoubleClick Inc**                                        10,000        72,500
Niku Corp**                                             130,000        55,900
Websense Inc**                                            4,000       102,280
                                                                     --------
                                                                      230,680

HUMAN RESOURCES                            5.10%
Labor Ready Inc**                                        70,000       409,500
Westaff Inc**                                            12,300        35,670
                                                                     --------
                                                                      445,170

Internet Brokers                           2.85%
E*TRADE Group Inc**                                      25,000       136,500
Schwab (Charles) Corp**                                  10,000       112,000
                                                                     --------
                                                                      248,500
See notes to financial statements




12


WWW INTERNET FUND - CONTINUED
SCHEDULE OF INVESTMENTS IN SECURITIES
As of June 30, 2002
================================================================================
                                                         Shares/        Value
                                                          Unit
--------------------------------------------------------------------------------

INTERNET CONTENT                           6.13%
Marketwatch.com Inc**                                    20,000        94,000
TheStreet.com Inc**                                     193,300       440,724
                                                                     --------
                                                                      534,724

INTERNET FINANCIAL SERVICES                5.02%
Collection Express Services Inc(1)**                      5,000       250,000
Netbank Inc**                                             7,500        87,375
PayPal Inc**                                              5,000       101,005
                                                                     --------
                                                                      438,380
HEALTHCARE-PRODUCTS                        2.04%
Henry Schein Inc**                                        4,000       178,000
                                                                     --------
RETAIL-PET FOOD&Supplies                   1.71%
Petco Animal Supplies Inc**                               6,000       149,460

RETAIL-RESTAURANTS                         2.50%
Dave & Buster's Inc**                                    18,000       218,520

SEMICONDUCTORS                            29.90%
Applied Materials Inc**                                  10,000       190,200
Broadcom Corp**                                          20,000       350,800
Integrated Device Technology Inc**                       15,000       272,100
Intel Corp**                                             25,000       456,750
Kla-Tencor Corp**                                         5,000       219,950
Linear Technology Corp**                                  6,000       188,580
Marvell Technology Group Ltd**                           10,000       198,900
Maxim Integrated Products**                               5,000       191,650
Semtech Corp**                                           10,000       267,000
Zoran Corp**                                             12,000       274,920
                                                                     --------
                                                                    2,610,850
See notes to financial statements




                                                                           13


WWW INTERNET FUND - CONTINUED
SCHEDULE OF INVESTMENTS IN SECURITIES
As of June 30, 2002
================================================================================
                                                         Shares/        Value
                                                          Unit
--------------------------------------------------------------------------------
SOFTWARE                                  12.05%
Adobe Systems Inc                                         5,000       142,500
Microsoft Corp**                                         15,000       820,500
Peoplesoft Inc**                                          6,000        89,280
                                                                   ----------
                                                                    1,052,280
TRAVEL SERVICES                            1.08%
USA Interactive**                                         4,000        93,800

TELECOMMUNICATIONS                         3.51%
Finisar Corp**                                          100,000       237,000
SafeNet Inc**                                             5,000        69,700
                                                                   ----------
                                                                      306,700

WEB HOSTING/DESIGN                         0.59%
eCollege.com Inc**                                       15,000        51,000

WEB PORTALS/ISP                            3.11%
Trizetto Group**                                          5,000        42,750
hongkong.com Corp**                                     250,000         7,500
Yahoo! Inc**                                             15,000       221,400
                                                                   ----------
                                                                      271,650
                                                                   ----------
Total Common Stocks
(Cost $13,379,698)                                                  8,253,894
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                     1.01%
Common Stock               Expire Date    Strike Price
Aether Systems Inc           8/17/02         $10.00        25,000         625
AOL Time Warner Inc          1/17/04         $30.00        20,000      15,000
Schwab (Charles) Corp        1/18/03         $15.00        20,000      15,000
Schwab (Charles) Corp        1/17/04         $15.00        20,000      39,000
Netbank Inc                 10/19/02         $17.50        10,000       2,250
Sprint Corp PCS Group        1/17/04         $25.00        20,000       5,500
Sun Microsystems Inc         1/18/03         $12.50        20,000       3,000
Sun Microsystems Inc         1/17/04         $12.50        20,000       8,000
                                                                      -------
(Cost $587,450)                                                        88,375
--------------------------------------------------------------------------------
See notes to financial statements






14


WWW INTERNET FUND - CONTINUED
SCHEDULE OF INVESTMENTS IN SECURITIES
As of June 30, 2002
================================================================================
                                                         Shares/        Value
                                                          Unit
--------------------------------------------------------------------------------
Limited Liability Companies                1.10%
Ownes Direct LLC(1) ** (Cost $96,250)                       963        96,250
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES           96.65%
(Cost $14,063,398)                                                  8,438,519
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities      3.35%                      292,576
--------------------------------------------------------------------------------
NET ASSETS                               100.00%                  $ 8,731,095
================================================================================


**  Non-dividend paying securities
(1) Illiquid securities


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
The WWW Funds (the "Trust") comprising the WWW Internet Fund and the WWW Global Internet Fund) (the "Funds") was organized as an Ohio business trust, on April 23, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Fund is authorized to issue an indefinite number of shares of beneficial interest, par value $0.001 per share. Each Fund was formed to achieve the investment objective of long-term growth through capital appreciation. The WWW Internet Fund commenced operations on August 1, 1996 and invests primarily in common stocks of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web. The WWW Global Internet Fund commenced operations on December 1, 2000 and invests primarily in common stocks of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

When WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, the Funds may adopt a temporary defensive posture and invest all or part of its assets in money market instruments, money market funds, and/or long or short positions in shares of other investment companies, unit investment trusts, depository receipts and exchange traded funds that hold stocks, bonds and/or money market instruments expected to closely track the performance and dividend yield of specific indices.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

ESTIMATES- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

SECURITIES VALUATIONS- Portfolio securities, including covered call options if written by the Funds, are valued at the last sale price on the exchange or national securities market (U.S. or foreign) on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees, or a committee composed of members of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
SECURITIES VALUATIONS (CONTINUED)- The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

SHARE VALUATION- The net asset value of each Fund's shares is calculated daily by dividing the total value of the Fund's assets attributable to that Fund, less liabilities attributable to that Fund, by the number of shares of that Fund outstanding. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining each Fund's net asset value.

OPTION WRITING- When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

BORROWING MONEY- The Board of Trustees has authorized the Trust to establish a line of credit agreement with its custodian, US Bank, for an aggregate principal amount not to exceed the lesser of $5,000,000 or 20% of the Funds' Net Assets. Interest is charged on the outstanding principal balance at a rate per annum equal to Prime (4.75% at June 30, 2002), payable monthly. For the year ended June 30, 2002, the WWW Internet Fund paid interest expense of $2,486, on an average borrowed amount of $187,236, at an average rate of 4.77%. During the year ended June 30, 2002, the WWW Global Internet Fund did not engage in any borrowing activity.


FEDERAL INCOME TAXES- The Funds intend to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. As of June 30, 2002, for U.S. federal income tax purposes, the WWW Global Internet Fund and the WWW Internet Fund have capital loss carry-forwards, of approximately $128,000 and $37,033,000, respectively, expiring in 2009; and approximately $151,000 and $14,610,000, respectively, expiring in 2010.

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
DISTRIBUTIONS TO SHAREHOLDERS- The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on an annual basis. The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year.

INVESTMENTS- The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

RECLASSIFICATION OF CAPITAL ACCOUNTS- For the year ended June 30, 2002, the WWW Global Internet Fund and the WWW Internet Fund reclassified net investment losses of $28,495 and $521,214, respectively, against capital shares on the Statements of Assets and Liabilities. This reclassification was the result of permanent differences between financial statement and income tax reporting requirements and has no effect on the Funds' net asset value per share.

2.   INVESTMENT ADVISORY AGREEMENT
The Board of Trustees provides broad supervision over the affairs of the Funds. Pursuant to a Management Agreement between the Funds and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Funds and is responsible for the overall management of the business affairs of the Funds.

The WWW Global Internet Fund has agreed to pay the Manager a base monthly fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee) which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the EAFE Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets. No monthly performance adjustment was made during the first twelve months of operation of the WWW Global Internet Fund. For the year ended June 30, 2002, the amount paid or accrued by the WWW Global Internet Fund for Management Fees was $623, net of fee waiver.

Under the terms of the Management Agreement, the WWW Internet Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


2. INVESTMENT ADVISORY AGREEMENT (CONTINUED)
0.50% per year of the value of the Fund's average daily net assets. For the year ended June 30, 2002, the amount paid or accrued by the WWW Internet Fund for Management Fees was $44,005, net of fee waiver.

All expenses incurred in the operation of the Funds will be borne by the Funds, except to the extent specifically assumed by the Manager. The expenses to be borne by the Funds will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors, or employees of the of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and Fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Funds' Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

The Manager had undertaken, until December 1, 2001, to waive each Fund's Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year exceeded 2.50% of the average annual net assets of the Fund. Any fee waiver was determined on a monthly basis. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses were not included as expenses for these purposes. During the year ended June 30, 2002, the Manager waived $445 and $33,931 in Management Fees for the WWW Global Internet Fund and for the WWW Internet Fund, respectively. In addition, the Manager reimbursed other expenses in the amounts of $7,093 and $10,227 for the WWW Global Internet Fund and WWW Internet Fund, respectively.

3.  DISTRIBUTION AGREEMENT
Under a plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (1) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Funds understand that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts.

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


3.  DISTRIBUTION AGREEMENT (CONTINUED)
These fees would be in addition to any amount, which may be received by them from the Manager under the Plan. For the year ended June 30, 2002, the amounts paid or accrued by WWW Global Internet Fund and WWW Internet Fund for such expenses were $1,068 and $77,936, respectively.

4.  CAPITAL SHARE TRANSACTIONS
Capital share transactions were as follows:
--------------------------------------------------------------------------------


                                     For the year ended        From inception (Dec. 1, 2000)
                                        June 30, 2002              through June 30, 2001
                                 --------------------------    -----------------------------
WWW Global Internet Fund             Shares         Amount       Shares          Amount
------------------------             ------         ------       ------          ------
Shares sold                      $    89,119        298,156    $    54,782        516,129
Shares issued by reinvestment
of dividends/distributions              --             --             --             --
Shares redeemed
(net of redemption fees)             (40,313)      (140,596)        (5,818)       (48,851)
                                 -----------       --------    -----------        -------
NET INCREASE                     $    48,806        157,560    $    48,964        467,278
                                 ===========       ========    ===========        =======

-------------------------------------------------------------------------------------------

                                    For the year ended             For the year ended
                                       June 30, 2002                  June 30, 2001
                                 ---------------------------   ---------------------------

WWW Internet Fund                  Shares          Amount         Shares         Amount
-----------------                  ------          ------         ------         ------
Shares sold                      $   980,706      6,761,950    $   430,477      9,205,656
Shares issued by reinvestment
of dividends/distributions              --             --          414,408      6,908,176
Shares redeemed
(net of redemption fees)          (1,388,844)    (9,477,238)    (1,140,492)   (23,731,592)
                                 -----------     ----------    -----------    -----------
NET DECREASE                     $  (408,138)    (2,715,288)   $  (295,607)    (7,617,760)
                                 ===========     ==========    ===========    ===========

--------------------------------------------------------------------------------------------


5.  INVESTMENTS

For year ended June 30, 2002, the WWW Global Internet Fund made $352,348 in purchases and $305,203 in sales of investment securities, other than short-term. The WWW Internet Fund made $39,996,149 in purchases and $43,507,020 in sales of investment securities, other than short-term.


The U.S. federal income tax cost basis of the investments in securities owned by each Fund and the respective gross unrealized appreciation and depreciation at June 30, 2002, were as follows:


                                       Gross
                    Federal Income Unrealized Gross Unrealized Depreciation Tax Cost Basis Appreciation Depreciation Net Unrealized
                    --------------  ------------    ------------  --------------
WWW Global
   Internet Fund        $ 302,242         $ 238        $ (19,766)     $ (19,528)
WWW Internet Fund     $14,011,729     $ 217,483     $ (5,790,693)  $ (5,573,210)

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


5.  INVESTMENTS (continued)
During the year ended June 30, 2002, call option contracts written were as follows:

                                             Number of                Premiums
                                             Contracts                Received

WWW INTERNET FUND
Options outstanding beginning of year          --                     $   --
Options written                              1,100                     186,307
Options terminated in closing
  purchase transactions                     (1,100)                   (186,307)
                                            ------                    --------
Options outstanding end of year                --                     $   --
                                            ======                    ========


During the year ended June 30, 2002, the WWW Global Internet Fund did not engage in any option contracts activity.

6.  RELATED PARTY TRANSACTIONS
Certain owners of WWW Advisors, Inc. (the "Manager"), are also owners and/or trustees/officers of the Trust. These individuals may receive benefits from any Management Fee paid to the Manager.

Certain owners/officers of Capital Fund Services, Inc. (CFS), which provides transfer agent, accounting, and administration services to the Funds, are also owners and/or trustees/officers of the Trust. These individuals may receive benefits from any fees paid to CFS. For the year ended June 30, 2002, the fees paid or accrued by the Funds for such services amounted to $173,663. In addition, the Funds reimbursed CFS for certain out of pocket expenses incurred on behalf of the Funds totaling $93,871.

During the year ended June 30, 2002, High Balance Inc. (the "Company"), an investment held by the WWW Internet Fund (the "Fund"), ceased all business operations. As settlement for its interest in the Company, the Fund received an assignment of all rights to certain intellectual property developed by the Company. Simultaneously, the Fund transferred these intellectual property rights and $250,000 in cash to Collection Express Services, Inc. for a 10% interest in the common stock of and warrants to acquire an additional 10% interest in the common stock of, Collection Express Services, Inc. Collection Express Services, Inc. is a privately held company whose majority ownership is held by the brother of an owner of the Fund's Manager, who is also an officer and Trustee of the Trust.

7.  DISTRIBUTIONS
During the period from inception (December 1, 2000) through June 30, 2002, the WWW Global Internet Fund made no distributions. During the year ended June 30, 2002 the WWW Internet Fund made no distributions. For the year ended June 30, 2001, distributions of $0.2251 aggregating $558,386 and $2.7283 aggregating $6,767,858 were made from Short Term Capital Gains and Long Term Capital Gains, respectively, for the WWW Internet Fund.

NOTES TO FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------


8.  ILLIQUID SECURITIES
Securities held by the Funds may be illiquid, which means the Funds may not be able to sell or disposed of the securities in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the Fund has valued such securities. Investments for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees, or a committee composed of members of the Board of Trustees. The Funds will not invest in illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets. Illiquid securities represented 6.3% of the WWW Internet Fund's net assets at June 30, 2002.

INDEPENDENT AUDITORS REPORT

--------------------------------------------------------------------------------


To the Shareholders and
Board of Trustees
The WWW Funds

We have audited the accompanying statements of assets and liabilities of The WWW Funds, an Ohio business trust, (comprising the WWW Internet Fund and the WWW Global Internet Fund) including the schedules of investments in securities, as of June 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets of the WWW Internet Fund for each of the two years in the period then ended and the WWW Global Internet Fund for the year ended June 30, 2002 and the period from inception (December 1, 2000) through June 30, 2001, and the financial highlights of the WWW Internet Fund for each of the five years in the period then ended and the WWW Global Internet Fund for the year ended June 30, 2002 and the period from inception (December 1, 2000) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the respective portfolios constituting The WWW Funds as of June 30, 2002, the results of operations of the WWW Funds for the year then ended, the changes in net assets of the WWW Internet Fund for each of the two years in the period then ended and the WWW Global Internet Fund for the year ended June 30, 2002 and the period from inception (December 1, 2000) through June 30, 2001, and the financial highlights for the WWW Internet Fund for each of the five years in the period then ended and the WWW Global Internet Fund for the year ended June 30, 2002 and the period from inception (December 1, 2000) through June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.


Berge & Company LTD
Cincinnati, Ohio
August 8, 2002

TRUSTEES AND OFFICERS


--------------------------------------------------------------------------------


*An "interested person" of the Trust, as defined in the 1940 Act




Name                         Position(s)    Term of Office                                                      Other
Address                      Held with      and Length of     Principal Occupation(s) During                    Directorships
Age                          Trust          Time Served       Past 5 Years                                      Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------


ROBERT C. THURMOND           Trustee        Indefinite;       Representative of SmartWalls, LLC                 None
4855 Gedney View Lane                       since 1997        (detachable walls manufacturer) since
Clinton,Washington 98236                                      2001; Vice President and General
Age: 51                                                       Manager of Quality Communications Inc.
                                                              (telecommunications consulting firm)
                                                              from 1997-2001; Director, Telecommunications
                                                              Research Center of the
                                                              University of Louisville from 1990-1997.

RICHARD T. DIDIEGO           Trustee        Indefinite;       Director of Corporate Strategy and                None
1704 Fox Head Court                         since 2000        Business Development (since 1998) and
Lexington, Kentucky 40515                                     Director of International Business
Age: 44                                                       Development (from 1996-1998) for
                                                              Lexmark International, Inc. (manufacturer
                                                              of network personal computer and office
                                                              electronics).

TERRY L. CHILDERS            Trustee        Indefinite;       Gatton Endowed Chair in Electronic                None
207 Catalpa Road                            since 2002        Marketing, University of Kentucky since
Lexington, Kentucky 40502                                     2001; Professor of Marketing, University
Age: 53                                                       of Minnesota from 1993-2000.

LAWRENCE S. YORK*            Trustee,       Indefinite;       President of Capital Fund Services, Inc.          Interactive
131 Prosperous Place         Chairman       since 1996        (transfer agent, accounting and                   Planning
Suite 17                     of the Board                     administrative service provider of the            Corp.
Lexington, Kentucky 40509    and                              Trust) since 2001; President of Interactive       (broker/
Age: 51                      President                        Planning Corp. (broker/dealer) since              dealer)
                                                              1999; President of WWW Advisors, Inc.
                                                              (investment advisor of the Trust) since
                                                              1996; President of Capital Advisors
                                                              Group, Inc. (investment advisor) since
                                                              1989.

JAMES D. GREEN*              Trustee,       Indefinite;       Vice President of Marketing of AfterBot           None
312 Breezewood Court         Vice           since 1996        (software company) since 2001; Senior
Suwanee, Georgia 30024       President                        Consultant of i2 (software company) from
Age: 45                      and                              2000-2001; Director of E-Commerce of
                             Treasurer                        NCR Corporation (point of sale hardware
                                                              company) from 1997-2000; Vice President
                                                              of WWW Advisors, Inc. (investment
                                                              advisor of the Trust) since 1996.

DIANE SNAPP*                 Secretary      Indefinite;       Vice President and Secretary of Capital           N/A
131 Prosperous Place                        since 1999        Fund Services, Inc. (transfer agent,
Suite 17                                                      accounting and administrative service
Lexington, Kentucky 40509                                     provider of the Trust) since 2001;
Age: 39                                                       Secretary of Interactive Planning Corp.
                                                              (broker-dealer) since 1999; Secretary of
                                                              WWW Advisors, Inc. (investment advisor
                                                              of the Trust) since 1999; Secretary of
                                                              Capital Advisors Group, Inc. (investment
                                                              advisor) since 1996.



HOW TO CONTACT THE WWW FUNDS

--------------------------------------------------------------------------------

By mail:
The WWW Funds
P.O. Box 25910
Lexington, KY 40524-5910

By phone:
1-888-999-8331

By email:
ADVISOR@THEWWWFUNDS.COM

Website:
WWW.THEWWWFUNDS.COM

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless preceded or accompanied by the current prospectus.

[LOGO]                                                        Presorted Standard
P.O. Box 25910                                                 US Postage Paid
Lexington, KY 40524-5910                                        Lexington, KY
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